SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                  _____________
                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 11, 2003

                               BIOPURE CORPORATION
               (Exact Name of Registrant as Specified in Charter)

        Delaware                      011-15167                 04-2836871
        --------                      ---------                 ----------
(State of Incorporation)          (Commission File           (I.R.S. Employer
                                       Number)            Identification Number)

             11 Hurley Street, Cambridge, Massachusetts    02141
            -------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)

        Registrant's telephone number, including area code: 617-234-6500


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

     99.1 Press Release issued by Biopure Corporation on December 11, 2003, filed herewith.

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On December 11, 2003, Biopure Corporation issued a press release (the "Press Release") announcing its results of operations for the fourth quarter and year ended October 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                BIOPURE CORPORATION


Date:  December 11, 2003                             By: /s/ Thomas A. Moore
                                                        ------------------------
                                                         Thomas A. Moore
                                                         Chief Executive Officer
                                                         and President


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                                  EXHIBIT INDEX

99.1. Press Release issued by Biopure Corporation on December 11, 2003, filed herewith.